UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	December 9, 2004

Diversified Corporate Resources, Inc.
(Exact name of Registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-13984 (Commission File Number)	75-1565578 (I.R.S. Employer Identification No.)
10670 North Central Expressway Suite 600 Dallas, Texas 75231 (Address of principal executive offices)
(972) 458-8500 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e.4(c))

Item 8.01 Other Events.

     The Company issued a press release entitled "Diversified Corporate Resources Announces Filing of 10-K for 2003." A copy of said press release is attached as Exhibit 99.1.

Item 9. Financial Statements and Exhibits.
Exhibit 99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diversified Corporate Resources, Inc. Registrant
Date: December 16, 2004	By:	/s/ J. Michael Moore J. Michael Moore Chief Executive Officer (Principal Executive Officer)